POTLATCH CORPORATION DEFERRED
                  COMPENSATION PLAN FOR DIRECTORS

                            APPENDIX A
                      RETIREMENT STOCK UNITS

     1. Establishment and Purpose.
    	This Appendix A to the Potlatch Corporation Deferred Compensation Plan for Directors (the "Plan") is effective
December 31, 1996. Its purpose is to provide benefits to Directors who participated in the Potlatch Corporation Directors' Retirement Plan (the "Retirement Plan"), which is being terminated on that date. This Appendix A is a part of and shall be administered in accordance with the terms of the Plan except as otherwise provided in this Appendix A. Capitalized terms that are used but not defined in this Appendix A shall have the same meaning as in the main text of the Plan.

     2. Conversion of Retirement Plan Benefits to Stock Units.
    	In connection with the termination of the Retirement Plan, the present value of each Director's Retirement Plan accrued benefit shall be calculated as provided in Section 14(a) of the Potlatch Corporation Salaried Employees' Retirement Plan, giving each Eligible Director credit for the lesser of ten years or actual years of service upon reaching mandatory retirement age. The present value shall be converted into Stock Units by dividing

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                                                 Exhibit (10)(g)(i)
the present value by the Value of the Corporation's common stock on December 31, 1996. The resulting Stock Units ("Retirement Stock Units") shall be credited to a special account for each Director under this Appendix A.

     3. Vesting of Retirement Stock Units.
    	If a Director has completed at least 10 years of service as a Director on December 31, 1996, then the Director's Retirement
Stock Units shall be fully vested as of such date. If a Director has completed fewer than 10 years of service as a Director on December 31, 1996, then only the amount of the Retirement Stock
Units attributable to actual service as a Director shall be vested as of December 31, 1996. The balance of the Director's Retirement Stock Units shall vest in equal installments on each December 31 thereafter until the Director completes 10 years of service as a Director or retires from the board, whichever is first. If the Director's service terminates before the Director is fully vested in his or her Retirement Stock Units, the nonvested Retirement Stock Units shall be forfeited.

     4. Payment Election.
    	On or before December 31, 1996, each Director who is credited with Retirement Stock Units shall file an election on the prescribed form indicating the Year in which payment of the Director's vested Retirement Stock Units shall commence; provided, however, that payments shall commence no earlier than the date

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(a) all units are vested, or (b) board service terminates, and no later than the Year following the Year in which the Director attains retirement age. The election shall specify whether payment is to be made in a single lump sum or in a series of approximately equal installments over a period of years specified by the Director (but in no event more than 15 years). If a Director fails to file an election concerning payment of the Director's vested Retirement Stock Units, payment shall be made in accordance with the Director's most recent deferral election pursuant to the Plan, or if the Director has no prior deferral election, payment shall be made in a single lump sum in January of the Year following the termination of the Director's service. Until payment, the Director's Retirement Stock Units shall be credited with Dividend Equivalents in the same manner as other Stock Units under the Plan. Payment of vested Retirement Stock Units shall be made in cash in the same manner as other Stock Units under the Plan.

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               DIRECTORS' DEFERRED COMPENSATION PLAN

          DEFERRAL ELECTION FOR RETIREMENT PLAN STOCK UNITS

To:  Secretary - Potlatch Corporation

     Pursuant to the terms of Appendix A of the Potlatch
     Corporation Deferred Compensation Plan for Directors, I hereby elect to receive payment of my vested retirement plan stock unit special account as follows:

     (1)  Date Payments to Commence:

          __ Payment of my deferred compensation retirement plan stock units special account shall begin
             January, ______ (year).

             Note: This date may be no earlier than the date
             (a)all your units are vested or (b) your Board service terminates, and no later than the year following your 72nd birthday.

     (2)  Method of Payment:

           Payment of my deferred compensation retirement plan special account shall be made in cash as follows:

          __ Lump sum; or

          __ ______ annual installments (not exceeding 15).


     ____________________        __________________________
           (Date)                  (Director's Signature)

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                                                     12/5/96